                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 _____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 29, 1996


                               Medaphis Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                                   000-19480
                            ------------------------
                            (Commission File Number)


                                   58-1651222
                      ------------------------------------
                      (IRS Employer Identification Number)



2700 Cumberland Parkway
Suite 300
Atlanta, Georgia                                                         30339
- ----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (770) 444-5300
                                                    --------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

                                               Exhibit Index Located on Page:  4
                                                                               -
                                                   Total Number of Pages:      6
                                                                               -
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Item 5.  Other Events.

         The Supplemental Quarterly Consolidated Statements of Income (Loss) appear herein as Exhibit 99.1, and have been prepared to give retroactive effect to the merger of RipSub, Inc., a Georgia corporation and a wholly owned subsidiary of Medaphis Corporation, a Delaware corporation ("Medaphis"), with and into Rapid Systems Solutions,Inc., a Maryland corporation, and the merger of BSGSub, Inc., a Delaware corporation and a wholly owned subsidiary of Medaphis, with and into BSG Corporation, a Delaware corporation.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

                 99.1  Supplemental Quarterly Consolidated Statements of Income
                       (Loss) as described in Item 5 of this Form 8-K.





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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: May 29, 1996


                                       MEDAPHIS CORPORATION



                                       By: /s/ William R. Spalding
                                           ------------------------------
                                           William R. Spalding
                                           Senior Vice President --
                                           Administration, General Counsel
                                           and Secretary





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                               INDEX TO EXHIBITS



Exhibit                                                            Page No.
- -------                                                            --------
99.1             Supplemental Quarterly Consolidated Statements        6
                 of Income (Loss)





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